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                                                                    EXHIBIT 99.2



                          NOTICE OF GUARANTEED DELIVERY

                                 WITH RESPECT TO
                          8 5/8% SENIOR NOTES DUE 2012
                                       OF

                              DURA OPERATING CORP.

                  Pursuant to the Prospectus Dated       , 2002

         This form must be used by a holder of 8 5/8% Senior Notes due 2012 ("Notes") of Dura Operating Corp., a Delaware corporation (the "Issuer") who wishes to tender Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the Issuer's Prospectus, dated __________, 2002 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY
TIME ON       2002 UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                            BNY Midwest Trust Company
                             (the "Exchange Agent")

By Overnight Courier or Registered/
Certified Mail:                                 By Hand:
-----------------------------------             --------
The Bank of New York                            The Bank of New York
Corporate Trust Operations                      Corporate Trust Operations
Reorganization Unit                             Reorganization Unit
15 Broad Street, 16th Floor                     15 Broad Street, 16th Floor
New York, New York 10007                        New York, New York 10007
Attn: Mr. William Buckley                       Attn: Mr. William Buckley

For Information Telephone:                      Facsimile Transmission:
--------------------------                      -----------------------
The Bank of New York                            The Bank of New York
(212) 235-2352                                  (212) 235-2261

                                                Confirm by Telephone:
                                                ---------------------
                                                (212) 235-2352

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.




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         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:
         The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the related Letter of Transmittal.

         The undersigned hereby tenders the Notes listed below:
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          Certificate Number(s) (if known) of Notes or               Aggregate Principal       Aggregate Principal
            Account Number at the Book-Entry Facility                 Amount Represented         Amount Tendered
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                                              PLEASE SIGN AND COMPLETE
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Signatures of Registered Holder(s) or Authorized             Date:                          , 2002
Signatory:                                                           -----------------------
          ------------------------------------------

-----------------------------------------------------        Address:
                                                                      ------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------        ---------------------------------------------------------

Name(s) of Registered Holder(s):                              Area Code and Telephone No.

-----------------------------------------------------         --------------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

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         This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Notes or on a security position listing as the owner of Notes, or by person(s) authorized to become Holder(s)
by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                                                Please print name(s) and address(es)


Name(s)
           -----------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------
Capacity:
           -----------------------------------------------------------------------------------------------------------
Address(es):
            ----------------------------------------------------------------------------------------------------------

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                                                              GUARANTEE
                                              (NOT TO BE USED FOR SIGNATURE GUARANTEE)
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         The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of
Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery
Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth
New York Stock Exchange trading day following the Expiration Date.
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Name of Firm:
             ----------------------------------------        -----------------------------------------------------
Address:                                                     Name:
             ----------------------------------------        -----------------------------------------------------
                                                                                  (Please Print)

                                                             Title:
----------------------------------------------------               -----------------------------------------------
                    (Include Zip Code)

                                                             Dated:                                         , 2002
---------------------------------------------------                 ---------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


         DO NOT SEND SECURITIES WITH THIS FORM.  ACTUAL SURRENDER OF SECURITIES MUST BE MADE PURSUANT TO, AND BE
ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.
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                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the related Letter of Transmittal.

2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Notes referred to herein, the signature must correspond with the name(s) written on the face of the Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Notes, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Issuer of such person's authority to so act.

3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.


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